UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
920 Memorial City Way, Suite 1000
Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 21, 2017 by Forum Energy Technologies, Inc. (the “Company”), Mr. Prady Iyyanki was appointed as President and Chief Executive Officer of the Company, effective May 16, 2017.
The terms of Mr. Iyyanki’s employment will continue to be governed by the Employment Agreement Mr. Iyyanki previously entered into with the Company, dated December 18, 2013 and effective as of January 13, 2014. In connection with his appointment as President and Chief Executive Officer, (i) Mr. Iyyanki’s base salary increased from $475,000 to $650,000, with a target bonus of 100% and a maximum bonus of 200% of his base salary based on the Company’s performance, and (ii) the Company granted to Mr. Iyyanki 72,073 restricted stock units, which will vest ratably over a period of four years.
In addition, as described below under Item 5.07, at the 2017 Annual Meeting of the Company’s Stockholders (the “2017 Annual Meeting”) held on May 16, 2017, stockholders of the Company, upon the recommendation of the Board of Directors (the “Board”), approved the Company’s Employee Stock Purchase Plan (the “ESPP”), which was previously adopted by the Board, subject to approval by the Company’s stockholders. The ESPP allows employees to purchase shares of the Company’s common stock through payroll deductions at a discount of up to 15% of market value. The offering periods under the ESPP are generally six months in duration. Employees are limited to a maximum payroll deduction of up to 30% of eligible compensation and may not purchase more than $25,000 in shares each calendar year under the ESPP. A total of 900,000 shares of the Company’s common stock have been reserved for issuance under the ESPP.
A more detailed summary of the ESPP can be found in the Company’s Proxy Statement filed with the SEC on April 3, 2017 (the “Proxy Statement”) for the 2017 Annual Meeting. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the ESPP and are qualified by reference to the text of the ESPP, which is filed as Appendix A to the Proxy Statement and as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting was held on May 16, 2017. Matters voted on at the 2017 Annual Meeting and the results thereof were as follows:

1.
Election of Directors. The following individuals were elected as Class II directors to the Company’s Board of Directors for a term of three years, each to serve until the annual meeting of stockholders in 2020 or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Evelyn M. Angelle	85,637,712	1,515,899	5,334,536
John A. Carrig	85,440,875	1,712,736	5,334,536
Prady Iyyanki	84,505,815	2,647,796	5,334,536
Andrew L. Waite	83,303,621	3,849,990	5,334,536

2.	Approval of Executive Compensation, by Non-Binding Vote. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

Votes Cast
For	81,831,762
Against	2,972,717
Abstentions	2,349,132
Broker Non-Votes	5,334,536

3.	Approval of the Company’s Employee Stock Purchase Plan. Stockholders approved the Company’s Employee Stock Purchase Plan:

Votes Cast
For	84,587,695
Against	232,525
Abstentions	2,333,391
Broker Non-Votes	5,334,536

4.	Ratification of Auditors. Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017:

Votes Cast
For	89,982,917
Against	168,502
Abstentions	2,336,728
Broker Non-Votes	0

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1
Forum Energy Technologies, Inc. Employee Stock Purchase Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement for the 2017 Annual Meeting filed with the SEC on April 3, 2017).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017	FORUM ENERGY TECHNOLOGIES, INC.
/s/ James L. McCulloch
James L. McCulloch
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Forum Energy Technologies, Inc. Employee Stock Purchase Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement for the 2017 Annual Meeting filed with the SEC on April 3, 2017).